File Number: 333-110037
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933

                                                                  April 5, 2006

Pioneer Tax Free Money Market Fund
Supplement to the May 1, 2005 Class A, B, C Shares and Investor Class Shares Prospectuses and September 23, 2005 Class Y Shares Prospectus

Pioneer Cash Reserves Fund
Supplement to the May 1, 2005 Class A, B and C Shares Prospectus,
Class R Shares Prospectus, Class Y Shares Prospectus and Investor Class Shares Prospectus

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.



                                                                  19251-00-0406
                                       (C) 2006 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC